© 2020 Deluxe Corporation Investor Presentation March 2, 2021

2 Cautionary Statement This presentation highlights management’s intentions, projections, financial estimates or expectations about the company's future strategy or performance and are forward-looking in nature as defined in the Private Securities Litigation Reform Act of 1995. These comments are subject to risks and uncertainties, including risks related to potential continuing negative impacts from pandemic health issues, such as the coronavirus / COVID-19, along with the impact of government stay-at-home orders or other similar directives on our future financial results of operations, our future financial condition, and our ability to continue business activities in affected regions, which could cause our actual results to differ materially from our projections. Additional information about factors that might cause our actual results to differ from projections is contained in the company's Form 10-K for the year ended December 31, 2020 and other SEC filings. Any references to non- GAAP financial measures are reconciled to the comparable GAAP financial measures in fourth quarter and full year 2020 earnings release or other SEC filings.

3 Technology Company with Strong Cash Flow Revenue diversity & reliable cash flow from millions of customers of all sizes across multiple industries Powerful reach, sales and distribution channels Focus on capital efficient, scalable businesses in growth markets Recurring and re-occurring revenue model with long-term relationships Payments | Cloud Solutions | Promotional Solutions | Checks

Payments

High Growth Segment Enabling Businesses to Pay and Get Paid

Our Solutions	Our Scale	Where We Win	Why We Win
Receivables as a Service Software automation and intelligence plus massive lockbox operations scale	$2.8T in payments value processed[1]	Helping our bank partners and enterprise customers automate $80B of expense	• Lockbox as our foundation • Software intelligently matching all payment options in one view • 70 of top 100 banks currently utilizing at least one DLX service
Digital Disbursements Digital payouts and electronic remittance data without friction	$16.4B in transaction value disbursed	Initial focus on digitizing B2B and B2C one-off payments that represent over $7T of check payments value	• Non-disruptive for Payer • Payment choices for Payee • Significant traction in verticals including Health Insurance
Cash Flow Management Solutions Merchant services, Payroll, Human Capital Management (HCM) and more for SMBs	$8.8B in payroll value processed[2]	Deepening SMB relationships and anchoring with Payroll / HCM to serve 6M SMB employers	• Strong bank distribution partners • Investing in next generation self-onboarding technologies • New SMB solutions to come

Payments Continues to Generate Double-Digit Revenue Growth

dlx

1 Includes processed directly in outsourced model and indirectly through partners using our software| 2 Includes USD and CAD

4

5 Cloud Solutions Moderate Growth Segment to Grow Enterprises and Start / Manage SMBs Solutions SaaS Solutions DIY and DIFM models. Incorporation, logo, web design services, etc. Web Hosting Online presence supporting commerce Where We Win SMBs and FIs Increasing need for digital tools and support to effectively setup and manage business operations SMBs and Web developers and Internet Providers Significant interest in public cloud coupled with desire for complementary digital customer engagement solutions Why We Win? • Easy to use • Easy to find on-line • Competitively priced • Potential product bundling • Bundled by resellers • Low-cost acquisition Data Analytics Full-service, omni-channel, B2B & B2C marketing FIs and Enterprises Shifting to tighter targeting & digital integration for customer acquisition. Improving through new data sources • Sophisticated AI tools • Proprietary Data; bespoke solutions • Pay-for-Performance and/or Pay-For-Service Relevant Across Full Lifecycle For All DLX Customers

Where We Win SMBs, Enterprises, Global Brands TraditionalSupport Rapidly Changing Mkt Demands Turn-Key Branded Solutions 6 Promotional Solutions Manage and Produce Physical Products that Promote Brand Image • Branded forms • Branded direct mailing pieces • Branded physical products • Branded merchandising • Self-service platform • Managed service • Recurring revenue streams • Customized • Ease of access • Reporting insights Web Storefronts for Branded Products • Rapid prototyping • Deep sources of supply • Meet unique needs • Ease of access • Reporting insights Why We Win Omni-channel distribution; turn-key platform; well- curated selection; rapid innovation Market Growth Flat + Continue to increase scale Easy and Fast Cross-Sell to Existing Customers

7 Checks Profitable Strategic Asset to Self-Fund Growth Why We Win: • Superior Product – appropriate continued investment; design and customization options • Superior Service – dedicated customer/account teams • Superior Quality – minimal COVID-19 downtime/lost production • Trust – 106-year history • Balance Sheet – DLX is financially sound, driving material competitive advantage Strong cash flow organically funds growth AND generates healthy return of capital to shareholders Lead generation source for cost-effective cross- selling other DLX solutions to existing customers Where We Win: Growing market share among FIs and other resellers of all sizes Checks Are Here to Stay – Provides Foundation for Strong Future Cash Flow Generation

Powering Companies Throughout Lifecycle

Meaningful cross-sell opportunities


START YOUR BUSINESS
Checks
Forms
Licenses and IDs
Merchant Services
Incorporation Services
BRAND YOUR BUSINESS
Website & Hosting
Trademark Filings
Logo Design
GROW YOUR BUSINESS
Print Marketing
Retail Packaging
Promotional Products
Digital Marketing
OPTIMIZE YOUR BUSINESS
Payroll Solutions
Digital Payments
Data-Driven Marketing
Remote Deposit Capture
Payments
Cloud
Promo
Checks

8

9 Executing Clear and Durable Strategy 4 Pillars Driving Future Growth Sales Growth Businesses Promotional Solutions Profitability Checks • Unified Go-To-Market sales approach • Sell to new and existing customers • End dependence on acquisition-only growth • Focus on growing Payments and Cloud • Sell what we have and build new products • Move to recurring revenue model • Adjust revenue mix • Enhance distribution model • Move to recurring revenue model • Continue to increase scale • Capture new market share • Hold margins flat, making smart investments • Driving strong cash to invest in Payments and Cloud One Deluxe = Trusted Business TechnologyTM Company

10 2020 Accomplishments Positioned for Growth in 2021 and Beyond Delivered 20.4% Adjusted EBIDTA Margin Kept our promise from Q120 despite COVID-19 Financial Strength Lowest net debt in 2.5 years Transformation Significant progress made on historic transformation Leadership Executed on segment operating strategy New Go-To-Market Approach Delivered record sales performance

11 Delivering Sales-Driven Growth in 2020 • Signed >3,900 new and expanded deals • Signed 6 of the top 10 deals in last decade • Added Truist to our Check segment, largest deal in company’s history • Achieved highest Check’s retention rate in 5 years • Expanded relationships with Alliance Data and Citibank in Payments • Expanded relationship with Synovus in Payments • Expanded relationships with PNC and SiriusXM Radio in Payments • Added Salesforce as a customer to Promotional Solutions • Delivered record average order value, growing 7.5 percent over last year • Signed more than 200 cross-sell deals totaling $35M dollars in Total Contract Value One Deluxe Sales Approach is Working

12 Accelerating Transformation Positioned for Sustainable Growth Talent • Added and expanded in product and business development, and innovation • Advanced empowerment, inclusion, diversity & equity • Achieved Great Place to Work certification Technology Infrastructure • Continued to upgrade and modernize technology infrastructure • Optimized and gained efficiencies Operating Footprint • Closed 24 sites, further reducing footprint by 60% • Reduced operating expense • Relocated MN and ATL avoiding significant future capital outlays Opportunistic acquisitions to accelerate growth in Payments and Cloud

13 2020 Summary: Q4 and Full Year Fourth Quarter Results • Total revenue was $454.5 million, down 12.9% compared to the same period last year - Improved by 3.4% from third quarter • GAAP net income was $24.7 million • Adjusted EBITDA was $94.9 million • Adjusted EBITDA margin was 20.9% Exited 2020 with a Strengthened Financial Position Note: A comparison of reported 2019 and 2020 full year results is difficult given each year was impacted by asset impairment charges. Our measures of adjusted earnings and adjusted EBITDA exclude these non-cash charges along with restructuring, integration and other costs. These adjustments are detailed in the reconciliations provided in our release. Full Year Results • Revenue declined 10.8% to $1.791 billion compared to last year • GAAP net income was $8.8 million • Adjusted EBITDA was $364.5 million • Adjusted EBITDA margin was 20.4%

See appendix for GAAP to Non-GAAP Reconciliations 14 2020 Cash Flow • Delivered free cash flow of $155.0M, down $65.1M y/y - Decline due to COVID-related impacts, non-core Cloud business exits described last year, and continued secular check declines - All partially offset by lower interest, taxes, integration expenses and lower capital expenditures • Did not repurchase common stock in Q4 • Ended year with strong liquidity of $425M and cash balance of $123M » Paid down debt, ending year with $840M • Net debt is $717M, lowest level in 2.5 years • Declared regularly quarterly dividend of $0.30 per share Free Cash Flow Cash provided by operating activities, less capital expenditures $ in millions For the 12 Months Ending 12/31/20 12/31/19 Variance Cash Provided by Operating Activities $ 217.6 $ 286.7 $ (69.1) Less Capital Expenditures $ 62.6 $ 66.6 $ (4.0) Free Cash Flow $ 155.0 $ 220.1 $ (65.1)

15 Segment Trends • Expect double-digit revenue growth for 2021 - Q1 revenue growth in low single digits as expected while we continue to implement new clients - Continue to invest to drive growth, assuming FY adjusted EBITDA margins in low 20% area PAYMENTS CLOUD • Expect loss of revenue associated with Q4 2020 product exits will continue to impact the business into 2021 • Anticipate annual margins to remain in the low-to-mid 20% range • Business essential volumes are returning • Anticipate branded merchandise to improve but not expecting rapid recovery in 2021 • Anticipate improved adjusted EBITDA margins throughout 2021 in the low to mid-teens, as a result of cost actions taken in 2020 PROMOTIONAL SOLUTIONS CHECKS • Based on high renewal rates and new business, expect Check recovery rates in 2021 to return to mid single digit declines • Consistent with the recovery from previous economic downturns TRUSTED BUSINESS TECHNOLOGYTM COMPANY

16 Positioned for Growth in 2021 Resilient Business Model Full Year 2021 Outlook • Expect to achieve full year revenue growth of 0% to 2% • First quarter 2021 financial performance expected to be a continuation of fourth quarter 2020 as a result of continued pandemic impacts • Expect recovery to begin in the second quarter, enabling revenue exit grow rate in mid-single digits • Expect Adjusted EBITDA margin between 20% and 21% Advancing Transformation • Expect capital expenditures in 2021 to be ~$90M

17 Deluxe: A Compelling Investment Opportunity Fintech Hidden Gem: Payments | Cloud Solutions | Promotional Solutions | Checks Purpose “Champions of business so communities thrive” Values Customers First | Earn Trust | Create What’s Next | Deliver for Shareholders | Get-it-done Team Who We Are Trusted Business Technology™ company Focus on Optimizing Strong Growth Trends & Recurring Revenue Sales-Driven Growth Sustainable Margins Strong Capital Return to Shareholders New World-Class Team Positioned to exit Q4 2021 with mid-single digit revenue growth rate, maintaining low to mid 20s adjusted EBITDA margins

19 Appendix

20 Consolidated Condensed Statements of Income (Loss) » $ in millions, except per share amounts (Unaudited) Quarter Ended December 31, Year Ended December 31, 2020 2019 2020 2019 Product revenue $322.5 $365.3 $1,230.7 $1,409.1 Service revenue 132.0 156.8 560.1 599.6 Total revenue 454.5 522.1 1,790.8 2,008.7 Cost of products (125.8) (132.5) (458.7) (531.3) Cost of services (66.2) (74.6) (272.1) (281.6) Total cost of revenue (192.0) (207.1) (730.8) (812.9) Gross profit 262.5 315.0 1,060.0 1,195.8 Selling, general and administrative expense (207.0) (225.9) (841.6) (891.7) Restructuring and integration expense (18.9) (22.2) (75.9) (71.2) Asset impairment charges — — (98.0) (391.0) Operating income (loss) 36.6 66.9 44.5 (158.1) Interest expense (4.9) (7.4) (23.1) (34.7) Other income 0.7 1.1 9.2 7.2 Income (loss) before income taxes 32.4 60.6 30.6 (185.6) Income tax provision (7.7) (15.8) (21.7) (14.3) Net income (loss) 24.7 44.8 8.9 (199.9) Non-controlling interest — — (0.1) — Net income (loss) attributable to Deluxe $24.7 $44.8 $8.8 ($199.9) Weighted average dilutive shares 42.2 42.3 42.1 43.0 Diluted earnings (loss) per share $0.58 $1.06 $0.19 ($4.65) Adjusted diluted earnings per share 1.38 1.94 5.08 6.82 Capital expenditures 19.9 16.9 62.6 66.6 Depreciation and amortization expense 27.7 30.6 110.8 126.0 EBITDA 65.0 98.6 164.4 (24.9) Adjusted EBITDA 94.9 130.3 364.5 480.9

21 Segment Information $ in millions (Unaudited) See appendix for GAAP to Non-GAAP Reconciliations Quarter Ended December 31, Year Ended December 31, 2020 2019 2020 2019 Revenue: Payments $78.0 $75.7 $301.9 $269.6 Cloud Solutions 59.2 81.2 252.8 318.4 Promotional Solutions 144.0 172.7 529.6 640.9 Checks 173.3 192.5 706.5 779.8 Total $454.5 $522.1 $1,790.8 $2,008.7 Adjusted EBITDA: Payments $17.8 $22.3 $68.1 $74.4 Cloud Solutions 16.1 20.8 61.6 77.2 Promotional Solutions 20.1 32.5 66.6 101.3 Checks 83.3 101.8 341.7 402.7 Corporate (42.4) (47.1) (173.5) (174.7) Total $94.9 $130.3 $364.5 $480.9 Adjusted EBITDA Margin: Payments 22.8% 29.5% 22.6% 27.6 % Cloud Solutions 27.2% 25.6% 24.4% 24.2 % Promotional Solutions 14.0% 18.8% 12.6% 15.8 % Checks 48.1% 52.9% 48.4% 51.6 % Total 20.9% 25.0% 20.4% 23.9%

22 Reconciliation of GAAP to Non-GAAP Measures (EBITDA and adjusted EBITDA) Management discloses EBITDA and Adjusted EBITDA because it believes they are useful in evaluating the company's operating performance, as the calculations eliminate the effect of interest expense, income taxes, the accounting effects of capital investments (i.e., depreciation and amortization) and in the case of Adjusted EBITDA, certain items, as presented below, that may vary for companies for reasons unrelated to overall operating performance. In addition, management utilizes Adjusted EBITDA to assess the operating results and performance of the business, to perform analytical comparisons and to identify strategies to improve performance. Management also believes that an increasing EBITDA and Adjusted EBITDA depict an increase in the value of the company. Management does not consider EBITDA and Adjusted EBITDA to be measures of cash flow, as they do not consider certain cash requirements such as interest, income taxes, debt service payments or capital investments. Management does not consider EBITDA or Adjusted EBITDA to be substitutes for operating income or net income. Instead, management believes that EBITDA and Adjusted EBITDA are useful performance measures that should be considered in addition to GAAP performance measures. Quarter Ended December 31, Year Ended December 31, 2020 2019 2020 2019 Net income (loss) $24.7 $44.8 $8.9 ($199.9) Non-controlling interest — — (0.1) — Interest expense 4.9 7.4 23.1 34.7 Income tax provision 7.7 15.8 21.7 14.3 Depreciation and amortization expense 27.7 30.6 110.8 126.0 EBITDA 65.0 98.6 164.4 (24.9) Asset impairment charges — — 98.0 391.0 Restructuring, integration and other costs 21.6 25.8 80.7 79.5 CEO transition costs — 0.9 — 9.4 Share-based compensation expense 6.5 5.1 21.8 19.2 Acquisition transaction costs — — — 0.2 Certain legal-related (benefit) expense — — (2.2) 6.4 Loss (gain) on sales of businesses and customer lists 1.8 (0.1) 1.8 0.1 Adjusted EBITDA $94.9 $130.3 $364.5 $480.9 Note that the company has not reconciled adjusted EBITDA for full year 2021 to the directly comparable GAAP financial measure because the company does not provide outlook guidance for net income or the reconciling items between net income and adjusted EBITDA. Because of the substantial uncertainty and variability surrounding certain of these forward-looking reconciling items, including asset impairment charges, restructuring, integration and other costs, and certain legal-related expenses, a reconciliation of the non-GAAP financial measure outlook guidance to the corresponding GAAP measure is not available without unreasonable effort. The probable significance of certain of these reconciling items is high and, based on historical experience, could be material.

Reconciliation of GAAP to Non-GAAP Measures

Adjusted Diluted EPS

By excluding the impact of non-cash items or items that may not be indicative of ongoing operations, management believes that Adjusted Diluted EPS provides useful comparable information to assist in analyzing the company's current and future operating performance. As such, Adjusted Diluted EPS is one of the key financial performance metrics used to assess the operating results and performance of the business and to identify strategies to improve performance. It is reasonable to expect that one or more of the excluded items will occur in future periods, but the amounts recognized may vary significantly. Management does not consider Adjusted Diluted EPS to be a substitute for GAAP performance measures but believes that it is a useful performance measure that should be considered in addition to GAAP performance measures.

	Quarter Ended December 31,		Year Ended December 31,	
	2020	2019	2020	2019
Net income (loss)	$24.7	$44.8	$8.9	($199.9)
Non-controlling interest	—	—	(0.1)	—
Net income (loss) attributable to Deluxe	24.7	44.8	8.8	(199.9)
Asset impairment charges	—	—	98.0	391.0
Acquisition amortization	13.8	16.5	55.9	70.7
Restructuring, integration and other costs	21.6	25.8	80.7	79.5
CEO transition costs	—	0.9	—	9.4
Share-based compensation expense	6.5	5.1	21.8	19.2
Acquisition transaction costs	—	—	—	0.2
Certain legal-related (benefit) expense	—	—	(2.2)	6.4
Loss (gain) on sales of businesses and customer lists	1.8	(0.1)	1.8	0.1
Adjustments, pre-tax	43.7	48.2	256.0	576.5
Income tax provision impact of pre-tax adjustments(1)	(10.2)	(10.6)	(49.9)	(81.9)
Adjustments, net of tax	33.5	37.6	206.1	494.6
Adjusted net income	58.2	82.4	214.9	294.7
Income allocated to participating securities	—	(0.1)	(0.1)	(0.4)
Re-measurement of share-based awards classified as liabilities	—	—	(0.8)	0.1
Adjusted income attributable to Deluxe available to common shareholders	$58.2	$82.3	$214.0	$294.4
Weighted-average dilutive shares	42.2	42.3	42.1	43.0
Adjustment(2)	—	—	—	0.2
Adjusted weighted-average dilutive shares	42.2	42.3	42.1	43.2
GAAP Diluted EPS	$0.58	$1.06	$0.19	($4.65)
Adjustments, net of tax	0.80	0.88	4.89	11.47
Adjusted Diluted EPS	$1.38	$1.94	$5.08	$6.82

(1) The tax effect of the pretax adjustments considers the tax treatment and related tax rate(s) that apply to each adjustment in the applicable tax jurisdiction(s). Generally, this results in a tax impact that approximates the U.S. effective tax rate for each adjustment. However, the tax impact of certain adjustments, such as asset impairment charges, share-based compensation expense and CEO transition costs, depends on whether the amounts are deductible in the respective tax jurisdictions and the applicable effective tax rate(s) in those jurisdictions.

(2) The adjustment to total weighted-average dilutive shares is due to the net loss reported in certain of the periods presented. During these periods, the GAAP EPS calculations excluded a higher number of share-based compensation awards because their effect was antidilutive.

dlx

23

24 Net Debt and Free Cash Flow $ in millions, except per share amounts (Unaudited) December 31, 2020 December 31,2019 Total debt $840.0 $883.5 Cash and cash equivalents (123.1) (73.6) Net debt $716.9 $809.9 NET DEBT Net debt is not a GAAP financial measure. Nevertheless, management believes that net debt is an important measure to monitor leverage and evaluate the balance sheet. In calculating net debt, cash and cash equivalents are subtracted from total debt because they could be used to reduce the company’s debt obligations. A limitation associated with using net debt is that it subtracts cash and cash equivalents, and therefore, may imply that management intends to use cash and cash equivalents to reduce outstanding debt and that there is less company debt than the most comparable GAAP measure indicates. Year Ended December 31, 2020 2019 Net cash provided by operating activities $217.6 $286.7 Purchases of capital assets (62.6) (66.6) Free cash flow $155.0 $220.1 FREE CASH FLOW Management believes that free cash flow is an important indicator of cash available for debt service and for shareholders, after making capital investments to maintain or expand the company’s asset base. Free cash flow is limited and not all of the company’s free cash flow is available for discretionary spending, as the company may have mandatory debt payments and other cash requirements that must be deducted from its cash available for future use. Free cash flow is not a substitute for GAAP liquidity measures. Instead, management believes that this measurement provides an additional metric to compare cash generated by operations on a consistent basis and to provide insight into the cash flow available to fund items such as share repurchases, dividends, mandatory and discretionary debt reduction and acquisitions or other strategic investments.